EX-99.a1  Amended Declaration of Trust, dated March 9, 1998 and amended March 1,
          1999 (filed as Exhibit a to Post-Effective Amendment No. 27 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          2-91229, filed on September 2, 1999, and incorporated herein by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated Agreement and Declaration
          of Trust, dated March 6, 2001 (filed as Exhibit a2 to Post-Effective
          Amendment No. 31 to the Registration Statement on Form N-1A of the
          Registrant, File No. 2-91229, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a3  Amendment No. 2 to the Amended and Restated Agreement and Declaration
          of Trust dated August 1, 2001 (filed as Exhibit a3 to Post-Effective
          Amendment No. 34 to the Registration Statement on Form N-1A of the
          Registrant, File No. 2-91229, filed on September 28, 2001, and incorporated herein by reference).

EX-99.a4  Amendment No. 3 to the Amended and Restated Agreement and Declaration
          of Trust dated December 3, 2001.

EX-99.a5  Amendment No. 4 to the Amended and Restated Agreement and Declaration
          of Trust dated May 8, 2002.

EX-99.b   Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit b2 to Post-Effective Amendment No. 23 to the Registration Statement on
          Form N-1A of the Registrant, File No. 2-91229, filed on March 26,
          1998, and incorporated herein by reference).

EX-99.d1  Management Agreement (Investor Class) between American Century
          California Tax-Free and Municipal Funds, American Century Municipal
          Trust, American Century Government Income Trust, American Century
          International Bond Funds, American Century Investment Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated August
          1, 1997 (filed as Exhibit 5 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Municipal Trust, American Century Government Income Trust,
          American Century International Bond Funds, American Century Investment
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective
          Amendment No. 23 to the Registration Statement on Form N-1A of the
          Registrant, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Municipal Trust, American Century Government Income Trust,
          American Century International Bond Funds, American Century Investment
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective
          Amendment No. 39 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 28, 1999, and incorporated herein by reference).

EX-99.d4  Amendment No. 1 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Municipal Trust, American Century Government Income Trust,
          American Century International Bond Funds, American Century Investment
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated September 16,
          2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
          Registration Statement on Form N-1A of American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29,
          2000, and incorporated herein by reference).

EX-99.d5  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Municipal Trust, American Century Government Income Trust,
          American Century International Bond Funds, American Century Investment
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc. (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6  Amendment No. 3 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated December 3,
          2001 (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7  Amendment No. 4 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated July 1, 2002
          (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8  Management Agreement (C Class) between American Century Target
          Maturities Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century Quantitative Equity Funds, American
          Century Municipal Trust and American Century Investment Management,
          Inc., dated September 16, 2000 (filed as Exhibit d6 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001, and incorporated herein by reference).

EX-99.d9  Amendment No. 1 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
          d10 to Post-Effective Amendment No. 44 to the Registration Statement
          on Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d10 Amendment No. 2 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d13 to Post-Effective Amendment No. 16 to the Registration Statement
          on Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.d11 Amendment No. 3 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d16 to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on June 28, 2002, and incorporated herein by reference).

EX-99.e1  Amended and Restated Distribution Agreement between American Century
          California Tax-Free and Municipal Funds, American Century Capital
          Portfolios, Inc., American Century Government Income Trust, American
          Century International Bond Funds, American Century Investment Trust,
          American Century Municipal Trust, American Century Mutual Funds, Inc.,
          American Century Quantitative Equity Funds, American Century Strategic
          Asset Allocations, Inc., American Century Target Maturities Trust,
          American Century Variable Portfolios, Inc., American Century Variable
          Portfolios II, Inc., American Century World Mutual Funds, Inc. and
          American Century Investment Services, Inc., dated September 3, 2002.

EX-99.g1  Master Agreement by and between Twentieth Century Services, Inc. and
          Commerce Bank, N.A., dated January 22, 1997 (filed as Exhibit b8e to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2  Global Custody Agreement between American Century Investments and The
          Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
          Post-Effective Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, File No. 2-99222,
          filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds, American Century Government Income Trust,
          American Century International Bond Funds, American Century Investment
          Trust, American Century Municipal Trust, American Century Quantitative
          Equity Funds, American Century Target Maturities Trust and American
          Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated June
          29, 1998 (filed as Exhibit b9b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century
          Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated
          November 20, 2000 (filed as Exhibit h4 to Post-Effective Amendment No.
          30 to the Registration Statement on Form N-1A of American Century
          California Tax-Free and Municipal Funds, File No. 2-82734, filed on
          December 29, 2000, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation (filed as
          Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
          Statement on Form N-1A of American Century Government Income Trust,
          File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated
          December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No.
          16 to the Registration Statement on Form N-1A of American Century
          Investment Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated July
          1, 2002 (filed as Exhibit h6 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds, American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Investment Trust, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated
          September 3, 2002.

EX-99.h8  Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 18, 2001
          (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28,
          2001, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
          Amendment No. 27 to the Registration Statement on Form N-1A of the
          Registrant, File No. 2-91229, filed on September 2, 1999, and incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP, independent accountants, dated
          September 24, 2002.

EX-99.j2  Consent and tax opinion of PricewaterhouseCoopers LLP, dated December
          3, 2001.

EX-99.j3  Consent and tax opinion of PricewaterhouseCoopers LLP, dated September
          3, 2002, is included herein.

EX-99.j4  Power of Attorney, dated September 12, 2002.

EX-99.j5  Secretary's Certificate, dated September 12, 2002.

EX-99.m1  Master Distribution and Individual Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century California Tax-Free and Municipal Funds,
          American Century Municipal Trust, American Century Target Maturities
          Trust and American Century Quantitative Equity Funds (C Class), dated
          September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
          No. 35 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective
          Amendment No. 44 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 2001, and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class) dated December 3, 2001 (filed as Exhibit m7 to
          Post-Effective Amendment No. 16 to the Registration Statement on Form
          N-1A of American Century Investment Trust, File No. 33-65170, filed on
          November 30, 2001, and incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class) dated July 1, 2002 (filed as Exhibit m9 to Post-Effective
          Amendment No. 17 to the Registration Statement on Form N-1A of
          American Century Investment Trust, File No. 33-65170, filed on June
          28, 2002, and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class) dated September 3, 2002.

EX-99.n   Amended and Restated Multiple Class Plan of American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Fund, American
          Century Investment Trust, American Century Target Maturities Trust and
          American Century Quantitative Equity Funds, American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American
          Century Strategic Asset Allocations, Inc. and American Century World
          Mutual Funds, Inc., dated September 3, 2002.

EX-99.p   American Century Investments Code of Ethics (filed as Exhibit p to
          Post-Effective Amendment No. 30 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).